Avid Business Update May 14, 2015

2 Safe Harbor & Non-GAAP Measures The information provided in this presentation includes forward-looking statements that involve risks and uncertainties, including statements about our anticipated plans, objectives, expectations and intentions. Such statements include, without limitation, statements regarding our recently filed financial statements or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating expenses, earnings, bookings, revenue backlog, backlog conversion rate, product mix and free cash flow; our cost savings initiatives; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings; the expected timing and closing of the proposed acquisition of Orad and term loan financing as well as refinancing of our existing credit facility, the anticipated benefits of the proposed acquisition, including estimated synergies; and the effects of the proposed transaction, including effects on future financial and operating results; and our liquidity and ability to raise capital. These forward-looking statements are based our expectations as of May 17, 2015 and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to the effect on our sales, operations and financial performance resulting from: our liquidity; our ability to execute our strategic plan, including cost savings initiatives, and meet customer needs; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue, based on, among other things, our performance and risks in particular geographies or markets; fluctuations in foreign currency exchange rates and seasonal factors; adverse changes in economic conditions; variances in our backlog and the realization thereof; the identified material weaknesses in our internal control over financial reporting; the previously disclosed SEC and Department of Justice inquiries; pending litigation, including the previously disclosed class action and possibility of further legal proceedings adverse to our company resulting from the restatement or related matters; the costs associated with the restatement. Moreover, the business may be adversely affected by future legislative, regulatory or changes, including tax law changes, as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. Other factors that could adversely affect our business and prospects are described in the filings made by our company with the SEC. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Avid includes non-GAAP financial measures in this presentation, including adjusted EBITDA, free cash flow, non-GAAP operating income, non-GAAP operating income per share, and non-GAAP operating expense. The Company also includes the operational metric of bookings and revenue backlog in this presentation. For an explanation of these measures and a reconciliations to the Company's comparable GAAP financial measures please see our previous filings with the SEC, including our current report on Form 8-K filed on March 16, 2015 and May 7, 2015.

3 Avid’s heritage began with digital editing and mixing with some of the world’s best loved creative tools which defined an industry… Avid is… A premier provider of technology solutions to create, manage, distribute, and monetize media content ... But the industry evolved as more of the workflow became digitized creating distribution and monetization issues for our customers … …Avid initially refused to make that shift, staying stubbornly siloed in the creative suite… …now Avid Everywhere empowers our customers by connecting a creative idea with its expression and consumption as a monetized media asset.

4 Strong Position in High-Growth Markets With Attractive Economics Proven and Trusted Provider of High-value Media Solutions  Relationship across every major media segment  Participate across media workflow from creation to distribution Global Distribution Network and Market Presence Large and Growing Market in Midst of Dramatic Change Avid Transformation on Track Experienced Management Team Strong Progress on Transformation with Large Opportunity Ahead  Emotionally engaged client community  Integrated, open and flexible approach lowers cost  Presence in over 140 countries with broad reseller network  All major film studios are customers  $54B market with accessible high growth segments  Digitization and consumerization pressuring traditional operating models  Acceleration of higher margin, higher growth products  Reduced operating costs with continued opportunity  Reversed bookings decline and improved profitability  Deep industry and turn-around experience  ~ 80% of International News and US Station Groups  ~ 70% of commercial music use Avid products  Fusing of creative and monetization processes  Heavily fragmented vendor market  Focus on cross-selling and penetrating Tier 3 market  Ability to generate strong cash flow  Completed complex restatement  On track to meet financial targets

5 Collaborate Everywhere Create High-quality Content Maximize Asset value Distribute Across channels and devices Ensure Efficiency

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7 The Avid Advantage Customer Association  Faster new product introduction  Improved cross selling  Participate in higher growth areas  Lower cost deployment  Scale to all segments  Improved service model  More efficient and targeted delivery  Increase revenue  Improved relationships  Increased community engagement  Improved return on investment  Greater market alignment  Productive outlet for energy

8 Create Monetize Ingest & Tagging Reformat & Repurpose Protection & Security Storage & Indexing

9 Collaboration Media Services User Administration & Configuration Connectivity Toolkit Resolution Independence Orchestration Engine  Workflow and process automation  Flexible resource allocation  Search across your entire network  Media access and playback on any device  Work with any resolution  Fluidly scale playback to bandwidth available  Tie third parties into the workflow  Platform level connection for end-to-end integration  Single sign-on  Role-based access  Centralized system management  Work on-prem or remotely  Projects and media always stay in sync

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11 The Choice is Yours d e p lo y m e n t p u r c h a s i n g Public Cloud Private Cloud On Premise Perpetual Floating Subscription

12  Launch new products and pricing/packaging models  Digital strategy  Reseller strategy  Cross sell and up sell  New product adoption  Improved account management  Optimize channel networks  Reseller productivity  Cross sell and up sell Large Media Enterprises Businesses & Institutions Individual Creatives INCREASE GROWTH

Performance Update

14 Financial Conversion of Strategy Three-pronged approach to convert strategic vision to a long term financial expression of adjusted EBITDA and free cash flow growth Stabilize bookings, improve visibility and sell more profitably …we believe the strategy is working as reflected in leading key financial metrics Shift to higher growth areas of value chain Lower operating costs

15 Bookings ($M) Recent Growth Trends MediaCentral Users 0 5,000 10,000 15,000 20,000 25,000 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Subscribers (Media Composer and Pro Tools) 0 2,000 4,000 6,000 8,000 10,000 May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr Growing Revenue Backlog(1) $300 $350 $400 $450 $500 Dec'13 Mar'14 Jun'14 Sep'14 Dec'14 Mar'15 (1) Figures reflect revenue backlog generated after 2010. $450 $475 $500 $525 $550 2012 2013 2014 2015 Guidance

16 10% 12% 14% 16% $0 $20 $40 $60 $80 $100 2013 2014 2015 Guidance Adj EBITDA % Revenue Non-GAAP Gross Margin & Expenses Profitability Trends ($M) Adjusted EBITDA 61.4% 60.7% 61.6% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% $250 $260 $270 $280 $290 $300 2012 2013 2014 2015 Guidance Operating Expense Gross Margin 60% to 61% Free Cash Flow and Cash Conversion 0% 10% 20% 30% 40% 50% 60% $0 $5 $10 $15 $20 $25 $30 $35 2013 2014 2015 Guidance Free Cash Flow Cash Conversion

Growth and Visibility on a Scalable Operating Model

Revenue

Avid has turned on 5 key growth engines enabled by Avid Everywhere

	Direct	Reseller	Digital
Media Central platform adoption enabling cross-selling of existing product suite	✓	✓	
Expand cross-sell through natural extensions of current product suite	✓	✓	
Sell new products beyond our traditional workflows all the way to consumption	✓	✓	
Sell third-party products via the connectivity toolkit and AppStore by leveraging Media Central Platform	✓	✓	✓
Enter the Tier III market aggressively via cloud subscription and marketplace		✓	✓

Costs

Focus on a leaner, more directed cost structure enabled by common platform architecture

- Align resources to support growth engines
- Product rationalization
- Indirect procurement
- Labor arbitrage and facility rationalization
- Clear focus on ROI supported investments

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Acquisition of Orad Hi-Tec Systems, LTD

19 Transaction Synopsis Studio Video Servers Broadcast Graphics Sports Asset Management 2014 Financials Revenue $40.5 million Annual Growth 27% Gross Margin 70% EBITDA $5.3 million Free Cash Flow $4.5 million Profile Founded 1993 Headquarters Kfar Saba, Israel Ownership Public (Frankfurt) Customers >600 Employees 240 Transaction Date Announced April 12, 2015 Purchase Price €5.67 Share Implied Ent. Val. Approx. $60 million Consideration Cash Expected Close June 2015